SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549




                            FORM 8-K/A

                         CURRENT REPORT
                         AMENDMENT NO. 1





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     Date of Report:  February 5, 1998



                Exact Name of
Commission      Registrant           State or other     IRS Employer
File            as specified         Jurisdiction of    Identification
Number          in its charter       Incorporation      Number
-----------     --------------       ---------------    --------------

1-12609         PG&E Corporation     California         94-3234914

1-2348          Pacific Gas and      California         94-0742640
                Electric Company







77 Beale Street, P.O. Box 770000, San Francisco, California 94177
       (Address of principal executive offices) (Zip Code)

Registrants' telephone number, including area code:(415) 973-7000

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Item 5.  Other Events

B.  1997 Consolidated Earnings (unaudited)

Attached hereto as an appendix is a copy of the unaudited Condensed Statement of Consolidated Income for PG&E Corporation for the three months and year ended December 31, 1997 and 1996 which was inadvertently omitted from the Current Report on Form 8-K dated
January 22, 1998. PG&E Corporation reported earnings per common share of $1.75 for the year ended December 31, 1997.









                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                          PG&E CORPORATION
                                 and
                          PACIFIC GAS AND ELECTRIC COMPANY



                            LESLIE H. EVERETT
                       By ________________________________
                            LESLIE H. EVERETT
                            Vice President and Corporate Secretary
                            (PG&E Corporation)
                            Vice President and Corporate Secretary
                            (Pacific Gas and Electric Company)

Dated: February 5, 1998

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                                                                        Appendix

                                         PG&E CORPORATION
                               CONDENSED STATEMENT OF CONSOLIDATED INCOME
                                             (unaudited)
------------------------------------------------------------------------------------------------------
                                    Three months ended December 31,    Twelve months ended December 31,
(in thousands,                      ------------------------------     -------------------------------
except per share amounts)                 1997             1996              1997              1996
------------------------------------------------------------------------------------------------------
OPERATING REVENUES
Electric and gas utility            $  2,401,177      $  2,324,647     $  9,494,995      $  8,988,896
Energy trading (a)                     1,854,377           283,000        4,612,260           283,000
Other (b)                                633,044            93,039        1,292,659           338,076
                                    ------------      ------------     ------------      ------------
  Total operating revenues          $  4,888,598      $  2,700,686     $ 15,399,914      $  9,609,972
                                    ------------      ------------     ------------      ------------

OPERATING EXPENSES
Cost of electric energy and gas (a)    3,157,870         1,001,042        8,484,582         3,065,325
Maintenance and operating                669,081           596,102        2,414,952         2,410,671
Depreciation and decommissioning         491,316           305,908        1,888,697         1,221,952
Administrative and general               304,923           288,664          883,402         1,016,439
                                    ------------      ------------     ------------      ------------
  Total operating expenses             4,623,190         2,191,716       13,671,633         7,714,387
                                    ------------      ------------     ------------      ------------

OPERATING INCOME                         265,408           508,970        1,728,281         1,895,585
                                    ------------      ------------     ------------      ------------

Interest income                           26,747            10,784          71,339             72,900
Interest expense, net                   (180,629)         (154,880)       (664,673)          (632,043)
Other income and expense                  80,977           (37,036)        162,023            (26,239)
Preferred dividend requirement and
  redemption premium                      (8,278)           (8,279)        (33,113)           (33,113)
                                    ------------      ------------     -----------       ------------
PRETAX INCOME                            184,225           319,559       1,263,857          1,277,090
                                    ------------      ------------     -----------       ------------

INCOME TAXES                              90,338           178,808         547,917            554,994
                                    ------------      ------------     -----------       ------------
NET INCOME: EARNINGS AVAILABLE FOR
  COMMON STOCK                      $     93,887      $    140,751     $   715,940       $    772,096
                                    ============      ============     ===========       ============

WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING                     419,432           408,982         410,040            412,542

EARNINGS PER COMMON SHARE, BASIC
  AND DILUTED                           $   0.22          $   0.34        $   1.75           $   1.75

DIVIDENDS DECLARED PER COMMON SHARE     $   0.30          $   0.30        $   1.20           $   1.77

Earnings per share information for selected lines of business are as follows:

------------------------------------------------------------------------------------------------------
                                    Three months ended December 31,    Twelve months ended December 31,
                                    ------------------------------     -------------------------------
                                          1997             1996              1997              1996
------------------------------------------------------------------------------------------------------

  Pacific Gas and Electric Company     $   0.43          $   0.42         $   1.79           $   1.71
  Other (c)                               (0.21)            (0.08)           (0.04)              0.04
                                       --------          --------         --------           --------

     Total                             $   0.22          $   0.34         $   1.75           $   1.75
                                       ========          ========         ========           ========


(a)  Increases are primarily due to the acquisition of Energy Source (ESI) in December 1996, Teco
     Pipeline Company (Teco) in January 1997, and Valero Energy Corporation's gas business (Valero)
     in July 1997.  ESI's, Teco's, and Valero's trading activities (now conducted through PG&E Energy
     Trading)include the purchase and sale of natural gas and natural gas futures.

(b)   Other revenues include revenues derived from gas transmission (including Teco's and Valero's gas transmission activities now conducted through PG&E Gas Transmission) and nonutility electric generation and energy services.

(c)   Other earnings per share includes earnings derived from PG&E Gas Transmission, PG&E Energy
     Services, PG&E Energy Trading, U.S. Generating Company, Ltd., International Generating Company,
     Ltd., and PG&E Enterprises.

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